UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2020

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2020, iRobot Corporation (the “Company”) announced its financial results for the fiscal quarter and year ended December 28, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2020, Alison Dean resigned as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective May 4, 2020.
On February 5, 2020, the Company announced that Julie Zeiler, the Company’s current Vice President of Finance, is being appointed as the Company’s Executive Vice President and Chief Financial Officer, effective May 4, 2020. Since joining the Company in 2017 as Vice President of Finance, Ms. Zeiler, 54, has overseen the Company’s financial planning and analysis, and treasury functions. Working with the Company’s senior management team, she has played an important role in further scaling the Company’s global business by evolving key financial management processes, supporting the integration of two international acquisitions, and adding local capability to optimize performance in key international markets. Prior to the Company, Mr. Zeiler served in a number of senior financial leadership positions over a 20-year tenure at Boston Scientific Corporation, including as Director of Finance, Global Operations from 2014 to 2017, as well as in financial management roles at Digital Equipment Corporation. She holds a B.A. in Economics and English from Albion College.
In connection with her employment with the Company as Executive Vice President and Chief Financial Officer, effective May 4, 2020, Ms. Zeiler will receive an annual base salary of $425,000. Ms. Zeiler will also be eligible for an annual cash bonus with a target of 75% of her then current annual base salary, subject to the achievement of performance goals established and determined by the Compensation and Talent Committee. In connection with her appointment, Ms. Zeiler and the Company will enter into an executive agreement and an indemnification agreement, each consistent with the forms thereof entered into with the other executive officers of the Company and filed as exhibits to the Company’s Annual Report on Form 10-K.
Item 7.01 Regulation FD Disclosure.

On February 5, 2020, the Company issued a press release relating to its upcoming CFO transition. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto, other than the information in Item 5.02, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by the registrant on February 5, 2020, furnished herewith.
99.2	Press Release issued by the registrant on February 5, 2020, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2020	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary